UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08216

PIMCO Strategic Income Fund, Inc.

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna —1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: January 31, 2014

Date of reporting period: January 31, 2014

ITEM 1: REPORT TO SHAREHOLDERS

PIMCO Strategic Income Fund, Inc. (formerly PIMCO Strategic Global Government Fund, Inc.)

Annual Report

January 31, 2014

2 – 3	Letter from Chairman of the Board & President
4	Fund Insights
5	Performance & Statistics
6 – 19	Schedule of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
23	Statement of Cash Flows
24 – 41	Notes to Financial Statements
42	Financial Highlights
43	Report of Independent Registered Public Accounting Firm
44	Tax Information/Loan Investments and Origination
45	Annual Stockholder Meeting Results/Changes to Fund Name, Investment Policies and Investment Objectives
46 – 47	Privacy Policy/Proxy Voting Policies & Procedures
48 – 49	Dividend Reinvestment Plan
50 – 51	Board of Directors
52	Fund Officers

Letter from Chairman of the Board &

President

Hans W. Kertess

Chairman

Julian Sluyters

President & CEO

Dear Stockholder:

The US economy expanded throughout the 12-month fiscal reporting period ended January 31, 2014. Bond yields moved higher as the Federal Reserve (the “Fed”) adjusted monetary policy and stocks posted impressive gains.

Twelve Months in Review through January 31, 2014

For the 12-month reporting period ended January 31, 2014, PIMCO Strategic Income Fund, Inc. (formerly PIMCO Strategic Global Government Fund, Inc.) (the “Fund”) returned 7.80% on net asset value (“NAV”) and -4.58% on market price. In contrast, US government bonds, measured by the Barclays Intermediate-Term US Treasury Index, declined 0.09% and the Barclays US Credit Index, which reflects corporate bond performance, gained 0.51%. The Barclays US Aggregate Bond Index, a measure of the broad US bond market, rose 0.12% and the Barclays US Intermediate Aggregate Bond Index, a broad measure of intermediate-term bonds, returned 0.50%. Mortgage-backed securities, represented by the Barclays Fixed Rate Mortgaged Backed Securities Index, increased 0.63%. US stocks, as measured by the Standard & Poor’s 500 Index, advanced 21.52%.

During the reporting period, US economic growth accelerated. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of US economic activity and the principal indicator of economic performance, grew at an annual pace of 1.1% during the first quarter of 2013. GDP growth, on an annual basis, rose to 2.5% and 4.1% during the second and third quarters of 2013, respectively. The US Commerce Department reported that third quarter 2013 GDP growth was the highest since the fourth quarter of 2011. This improvement was partially due to an increase in private inventory and decelerating imports. According to the US Commerce Department, fourth quarter 2013 GDP growth expanded at a 2.4% annual pace.

The Fed maintained an accommodative monetary policy during the reporting period. However, at its meeting in December 2013, the Fed announced that it would begin tapering its asset purchase program beginning in January 2014, from $85 billion to $75 billion. The Fed also reiterated that tapering does not signify that the Fed would raise interest rates any time soon, indicating, “it likely will be appropriate to maintain the current target range for the federal funds rate well past the time that the unemployment rate declines below 6.5%.”

Economic growth in non-US developed countries generally improved during the reporting period. After six consecutive quarters of negative growth, the euro zone emerged from its recession in the second quarter of 2013. However, the expansion was far from robust, prompting the European Central Bank (“ECB”) to take a number of actions to stimulate growth. In May 2013, the ECB cut interest rates from 0.75% to 0.50%. The ECB followed by lowering rates to a record low of 0.25% in November 2013. The Bank of Japan (“BoJ”) and the Japanese government also aggressively moved to support economic growth and end Japan’s lengthy deflationary cycle. In January 2013, the BoJ announced that it would raise its annual inflation target from 1% to 2% and the government introduced a ¥10.3 trillion stimulus package. These efforts appear to be taking hold, as Japan’s economy expanded during the reporting period and inflation moved higher.

2	Annual Report	| January 31, 2014

Outlook

The US was highly resilient and appeared to overcome the headwinds associated with higher taxes, the sequestration, a partial federal government shutdown and rising interest rates. Barring unanticipated strengthening of US labor markets and accelerating inflation, we expect the central bank to take a measured approach to the reduction of purchases in 2014. Tapering of asset purchases, as well as concerns about global growth, ongoing geopolitical issues and

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dysfunction in Washington DC, will likely contribute to increased market volatility.

In its 2014 World Economic Outlook, the International Monetary Fund (“IMF”) projected that growth in the euro zone would increase from -0.4% in 2013 to 1.0% in 2014. However, given low inflation and concerns of deflation, ECB President Mario Draghi recently stated, “We remain firmly determined to maintain the high degree of monetary accommodation and to take further decisive action if required.” Elsewhere, after decelerating in 2013, the IMF projects that growth in emerging market countries will accelerate in 2014, with growth of 5.1% compared to 4.7% during 2013.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Julian Sluyters
Chairman of the Board of Directors	President & Chief Executive Officer

January 31, 2014 |	Annual Report	3

Fund Insights

PIMCO Strategic Income Fund, Inc.

January 31, 2014 (unaudited)

For the 12-month period ended January 31, 2014, PIMCO Strategic Income Fund, Inc. (formerly PIMCO Strategic Global Government Fund, Inc.) (the “Fund”) returned 7.80% on net asset value (“NAV”) and -4.58% on market price. On a NAV basis, the Fund outperformed the unmanaged Barclays US Aggregate Bond and Barclays US Intermediate Aggregate Bond Indices, which gained 0.12% and 0.50%, respectively, during the reporting period.

The US fixed income market generated largely lackluster results during the reporting period. The market experienced periods of elevated volatility during the 12-month reporting period ended January 31, 2014. This was triggered by a number of factors, including the “fiscal cliff” and sequestration, Fed tapering, the European sovereign debt crisis, geopolitical issues and the 16 day partial federal government shutdown. All told, both short- and long-term Treasury yields rose and the yield curve steepened during the reporting period. That being said, Treasury yields fell from their peak toward the end of the period. This occurred as investor risk aversion increased due to concerns about China’s economy and several sharply declining emerging market currencies. The benchmark 10-year Treasury bond began the fiscal period yielding 2.02% and ended the period at 2.67%.

Sector positioning benefits the Fund’s performance

The Fund’s tactical exposure to agency mortgage-backed securities (“MBS”) was the largest contributor to performance during the reporting period. The Fund actively managed this exposure over the 12 months ended January 31, 2014, capitalizing on dislocations resulting from the Federal Reserve’s (“Fed’s”) ongoing purchase program. The Fund’s exposures to non-agency MBS and European residential MBS also benefited performance. These securities were supported by positive supply/demand technicals, stabilizing economic conditions and improving valuations in residential real estate markets. Elsewhere, the Fund’s allocation to investment grade corporate bonds was additive for performance. The Fund’s focus on industrials, real estate and financial corporate bonds were among the largest contributors to results during the 12-month reporting period as their spreads tightened.

On the downside, the Fund’s duration exposure detracted from performance, as interest rates rose during the reporting period.

4	Annual Report	| January 31, 2014

Performance and Statistics

PIMCO Strategic Income Fund, Inc.

January 31, 2014 (unaudited)

Total Return (1):	Market Price	NAV
1 Year	-4.58%	7.80%
5 Year	14.81%	20.14%
10 Year	9.23%	10.25%
Commencement of Operations (2/24/94) to 1/31/14	9.35%	9.04%

Market Price/NAV Performance:

Commencement of Operations (2/24/94) to 1/31/14

Market Price/NAV:
Market Price	$10.12
NAV	$9.24
Premium to NAV	9.52%
Market Price Yield(2)	9.49%
Leverage Ratio(3)	39.41%

Moody’s Ratings

(as a % of total investments, before securities sold short)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund stock. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s stock, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per share (comprised of net investment income) by the market price per share at January 31, 2014.

(3) Represents Reverse Repurchase Agreements (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

January 31, 2014	| Annual Report	5

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

January 31, 2014

Principal Amount (000s)		Value
U.S. Government Agency Securities – 129.9%
	Fannie Mae,
$201	2.065%, 12/1/30, MBS (j)	$205,137
2	2.20%, 4/1/30, MBS (j)	1,800
12	2.25%, 9/1/28, MBS (j)	13,369
8	2.415%, 2/1/32, MBS (j)	8,447
77	2.445%, 12/1/28, MBS (j)	82,441
90	2.446%, 3/1/32, MBS (j)	91,834
61	2.45%, 11/1/27, MBS (j)	65,127
8,676	2.50%, 12/25/27, CMO, IO	894,008
72	2.625%, 3/1/31, MBS (j)	76,971
4	2.722%, 12/1/25, MBS (j)	3,844
169,000	3.00%, MBS, TBA, 30 Year (e)	164,398,704
10,000	3.50%, MBS, TBA, 30 Year (e)	10,121,094
59,000	4.00%, MBS, TBA, 30 Year (e)	61,830,153
490	4.25%, 11/25/24-3/25/33, CMO	535,248
24,000	4.50%, MBS, TBA, 30 Year (e)	25,748,438
1,458	4.50%, 9/1/23-8/1/41, MBS (h)	1,565,627
4,498	4.50%, 7/25/40, CMO	4,796,379
5	5.00%, 12/1/18, MBS	5,242
26,077	5.00%, 1/25/38, CMO (h)	28,377,424
526	5.00%, 7/25/38, CMO	584,313
13,977	5.50%, 12/25/16-4/25/35, CMO	15,331,483
67	5.75%, 6/25/33, CMO	74,432
2,500	5.807%, 8/25/43, CMO (h)	2,830,999
57	5.948%, 12/25/42, CMO (j)	66,357
640	6.00%, 2/25/17-9/25/31, CMO	710,994
17,486	6.00%, 12/1/32-6/1/40, MBS (h)	19,431,323
2,976	6.00%, 10/1/36-9/1/37, MBS	3,307,464
2,771	6.00%, 1/25/44, CMO (h)	3,157,391
31	6.408%, 10/25/42, CMO (j)	35,310
2,760	6.50%, 10/1/18-11/1/47, MBS	3,072,411
3,922	6.50%, 6/25/23-6/25/44, CMO	4,470,137
4,850	6.50%, 9/1/28-7/1/39, MBS (h)	5,452,454
4,298	6.50%, 7/25/42-9/25/42, CMO (h)	4,921,039
934	6.659%, 2/25/42, CMO (j)	1,103,024
31	6.85%, 12/18/27, CMO	36,074
2,129	7.00%, 2/1/15-1/1/47, MBS	2,365,542
4,020	7.00%, 3/1/16-3/1/35, MBS (h)	4,605,771
1,003	7.00%, 6/18/27-2/25/44, CMO	1,154,477
1,055	7.00%, 9/25/41, CMO (j)	1,222,514
1,460	7.00%, 3/25/45, CMO (h)	1,720,992
762	7.077%, 10/25/42, CMO (j)	884,091
346	7.50%, 6/1/17-5/1/22, MBS (h)	375,290
187	7.50%, 12/1/17-5/1/32, MBS	199,340
1,372	7.50%, 10/25/22-3/25/44, CMO	1,612,614
157	7.50%, 6/19/30, CMO (j)	185,978
1,575	7.50%, 6/25/44, CMO (h)	1,858,626

6	Annual Report	| January 31, 2014

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

January 31, 2014 (continued)

Principal Amount (000s)		Value
$44	7.70%, 3/25/23, CMO	$50,519
1,276	7.881%, 7/19/30, CMO (j)	1,424,278
143	8.00%, 9/25/21, CMO	168,640
378	8.00%, 1/1/22-1/1/35, MBS	417,033
331	8.00%, 5/1/30-10/1/31, MBS (h)	385,278
15	8.50%, 4/1/16, MBS	15,050
1,518	8.50%, 9/25/21-6/25/30, CMO	1,749,819
365	9.40%, 5/15/21, MBS (h)	413,696
121	9.976%, 7/15/27, MBS	130,214
	Freddie Mac,
8	2.262%, 12/1/26, MBS (j)	8,056
41	2.374%, 9/1/31, MBS (j)	40,761
6	2.652%, 4/1/33, MBS (j)	5,983
3,000	4.00%, MBS, TBA, 30 Year (e)	3,136,875
21	5.00%, 2/15/24, CMO	22,843
6,343	5.50%, 4/1/39, MBS (h)	7,100,701
6,000	5.50%, 6/15/41, CMO (h)	6,668,559
1,825	6.00%, 9/15/16-3/15/35, CMO	1,997,972
871	6.00%, 4/1/17-3/1/33, MBS (h)	934,541
5,104	6.00%, 2/15/32, CMO (h)	5,672,008
18	6.00%, 2/1/33-2/1/34, MBS	20,414
782	6.242%, 7/25/32, CMO (j)	914,196
67	6.50%, 11/1/16, MBS (h)	69,372
1,101	6.50%, 8/1/21-9/1/47, MBS	1,202,054
12,190	6.50%, 9/15/23-10/25/43, CMO	13,795,283
82	6.50%, 9/25/43, CMO (j)	94,325
3,807	6.50%, 3/25/44, CMO (h)	4,235,657
186	6.521%, 7/25/32, CMO (j)	219,332
680	6.90%, 9/15/23, CMO	771,534
347	6.95%, 7/15/21, CMO	397,062
1,490	7.00%, 9/1/14-1/1/37, MBS	1,636,428
2,022	7.00%, 6/1/17-8/1/36, MBS (h)	2,264,492
3,739	7.00%, 5/15/23-10/25/43, CMO	4,288,669
4,311	7.00%, 3/15/29, CMO (h)	5,020,147
2,434	7.50%, 1/1/16-3/1/37, MBS	2,830,655
1,110	7.50%, 5/15/24-2/25/42, CMO	1,277,175
1,489	7.50%, 8/1/24-5/1/32, MBS (h)	1,700,417
144	8.00%, 8/15/22-4/15/30, CMO	170,127
25	8.00%, 7/1/24, MBS	25,624
383	8.00%, 8/1/24-12/1/26, MBS (h)	432,772
	Ginnie Mae,
22,384	4.00%, 10/15/40, MBS (h)	23,810,812
4,508	6.00%, 4/15/29-11/15/38, MBS (h)	5,054,895
62	6.00%, 8/15/31-12/15/38, MBS	68,969
174	6.50%, 11/20/24-10/20/38, MBS	186,043
975	6.50%, 4/15/32-5/15/32, MBS (h)	1,114,383
33	6.50%, 6/20/32, CMO	37,977
84	7.00%, 4/15/24-6/15/26, MBS	92,940

January 31, 2014	| Annual Report	7

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

January 31, 2014 (continued)

Principal Amount (000s)		Value
$2,136	7.00%, 3/20/31, CMO	$2,508,657
315	7.50%, 1/15/17-3/15/29, MBS	336,596
1,057	7.50%, 3/15/26-2/15/29, MBS (h)	1,161,122
34	8.00%, 6/15/16-11/15/22, MBS	36,427
14	8.50%, 10/15/16-2/15/31, MBS	15,280
131	9.00%, 6/15/16-11/15/19, MBS	133,378
169	9.00%, 3/15/18-1/15/20, MBS (h)	183,021
	Small Business Administration Participation Certificates, ABS,
340	4.625%, 2/1/25	362,476
144	4.754%, 8/10/14	146,282
125	5.038%, 3/10/15	129,674
933	5.51%, 11/1/27	1,031,431
99	5.78%, 8/1/27	110,396
82	5.82%, 7/1/27	92,326
101	6.30%, 6/1/18	107,449
13	7.20%, 6/1/17	14,018
6	7.70%, 7/1/16	6,634
	Vendee Mortgage Trust, CMO,
305	6.50%, 3/15/29	352,786
203	6.75%, 2/15/26-6/15/26	236,796
3,993	7.50%, 9/15/30	4,580,472
Total U.S. Government Agency Securities (cost-$480,014,643)		493,211,528
Corporate Bonds & Notes – 44.7%
	Airlines – 1.4%
	United Air Lines Pass-Through Trust,
2,077	6.636%, 1/2/24	2,245,413
601	9.75%, 7/15/18 (h)	691,121
2,081	10.40%, 5/1/18 (h)	2,362,442
		5,298,976
	Banking – 19.0%
	Ally Financial, Inc.,
3,000	6.75%, 12/1/14	3,127,500
6,100	8.30%, 2/12/15 (h)	6,504,125
£1,300	Barclays Bank PLC, 14.00%, 6/15/19 (f)	2,863,672
	BPCE S.A. (f),
€50	9.00%, 3/17/15	71,592
300	9.25%, 4/22/15	431,112
$9,000	Citigroup, Inc., 5.00%, 9/15/14 (h)	9,236,862
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA,
€2,000	6.875%, 3/19/20	3,078,407
$4,166	11.00%, 6/30/19 (a)(d)(f)(h)	5,488,705
£800	Credit Agricole S.A., 8.125%, 10/26/19 (f)	1,455,935
$7,700	Discover Bank, 7.00%, 4/15/20 (h)	9,119,541
£800	DnB NOR Bank ASA, 6.012%, 3/29/17 (f)	1,394,684
$5,000	ICICI Bank Ltd., 5.75%, 11/16/20 (a)(d)	5,255,015
€300	LBG Capital No. 1 PLC, 7.625%, 10/14/20	436,979
£300	LBG Capital No. 2 PLC, 15.00%, 12/21/19	707,698

8	Annual Report	| January 31, 2014

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

January 31, 2014 (continued)

Principal Amount (000s)		Value
	Banking (continued)
	Morgan Stanley (h),
$8,000	0.687%, 10/18/16 (j)	$7,956,944
1,000	6.625%, 4/1/18	1,172,308
13,000	Regions Financial Corp., 7.75%, 11/10/14 (h)	13,712,010
		72,013,089
	Coal – 0.5%
2,100	Berau Coal Energy Tbk PT, 7.25%, 3/13/17 (a)(d)	2,100,000
	Diversified Financial Services – 11.6%
1,800	C10 Capital SPV Ltd., 6.722%, 12/31/16 (f)	1,620,000
3,000	Cantor Fitzgerald L.P., 6.375%, 6/26/15 (a)(d)	3,108,750
	Ford Motor Credit Co. LLC (h),
1,000	6.625%, 8/15/17	1,158,827
10,000	8.70%, 10/1/14	10,544,250
£3,000	General Electric Capital Corp., 6.50%, 9/15/67 (converts to FRN on 9/15/17) (h)	5,352,143
$4,000	HSBC Finance Corp., 6.676%, 1/15/21 (h)	4,665,904
	International Lease Finance Corp. (a)(d),
2,000	6.75%, 9/1/16	2,237,500
7,000	7.125%, 9/1/18	8,137,500
1,417	Jefferies LoanCore LLC, 6.875%, 6/1/20 (a)(d)	1,424,085
	SLM Corp.,
570	3.014%, 2/1/14 (j)	570,000
1,000	8.00%, 3/25/20	1,120,000
2,500	8.45%, 6/15/18	2,906,250
	Springleaf Finance Corp.,
500	6.50%, 9/15/17	538,750
500	6.90%, 12/15/17	548,750
		43,932,709
	Electric Utilities – 0.6%
2,000	Energy Future Intermediate Holding Co. LLC, 10.00%, 12/1/20 (a)(d)	2,115,000
	Engineering & Construction – 1.1%
4,156	Alion Science and Technology Corp., 12.00%, 11/1/14, PIK	4,208,219
	Healthcare-Services – 0.4%
1,500	HCA, Inc., 9.00%, 12/15/14	1,595,625
	Household Products/Wares – 0.0%
100	Armored Autogroup, Inc., 9.25%, 11/1/18	97,125
	Insurance – 3.1%
	American International Group, Inc.,
6,300	5.85%, 1/16/18 (h)	7,264,858
£819	6.765%, 11/15/17 (h)	1,569,080
$1,000	8.25%, 8/15/18 (h)	1,259,277
£850	8.625%, 5/22/68 (converts to FRN on 5/22/18)	1,642,542
		11,735,757
	Metal Fabricate/Hardware – 0.3%
$1,000	Wise Metals Group LLC, 8.75%, 12/15/18 (a)(d)	1,065,000
	Oil & Gas – 3.3%
7,000	BP Capital Markets PLC, 4.75%, 3/10/19 (h)	7,911,379
2,600	Gaz Capital S.A. for Gazprom, 8.625%, 4/28/34	3,051,750

January 31, 2014	| Annual Report	9

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

January 31, 2014 (continued)

Principal Amount (000s)		Value
	Oil & Gas (continued)
$1,250	Ras Laffan Liquefied Natural Gas Co., Ltd. III, 6.332%, 9/30/27 (b)	$1,401,520
		12,364,649
	Paper & Forest Products – 0.0%
50	Millar Western Forest Products Ltd., 8.50%, 4/1/21	51,375
	Pipelines – 0.3%
300	NGPL PipeCo LLC, 7.768%, 12/15/37 (a)(d)	258,000
1,200	Rockies Express Pipeline LLC, 6.875%, 4/15/40 (a)(d)	1,020,000
		1,278,000
	Real Estate Investment Trust – 2.2%
3,000	Columbia Property Trust Operating Partnership L.P., 5.875%, 4/1/18 (h)	3,189,978
4,500	SL Green Realty Corp., 7.75%, 3/15/20	5,345,748
		8,535,726
	Retail – 0.5%
£400	Aston Martin Capital Ltd., 9.25%, 7/15/18	711,808
$916	CVS Pass-Through Trust, 7.507%, 1/10/32 (a)(d)	1,135,754
		1,847,562
	Transportation – 0.4%
2,000	Aeropuertos Dominicanos Siglo XXI S.A., 9.25%, 11/13/19 (a)(d)	1,590,000
120	Western Express, Inc., 12.50%, 4/15/15 (a)(d)	74,400
		1,664,400
Total Corporate Bonds & Notes (cost-$147,446,578)		169,903,212
Mortgage-Backed Securities – 41.5%
	Adjustable Rate Mortgage Trust, CMO (j),
1,335	2.571%, 7/25/35	1,244,729
3,117	2.859%, 8/25/35	2,930,927
48	Banc of America Mortgage Trust, 3.122%, 2/25/35, CMO (j)	47,917
2,833	Banc of America Re-Remic Trust, 5.686%, 4/24/49, CMO (a)(d)(j)	3,090,586
	BCAP LLC Trust, CMO (a)(d)(j),
211	0.361%, 7/26/36	128,301
130	2.636%, 10/26/33	112,131
43	2.653%, 6/26/35	38,324
574	4.994%, 3/26/36	559,416
583	Bear Stearns ALT-A Trust, 2.749%, 8/25/36, CMO (j)	431,304
2,925	Bear Stearns Commercial Mortgage Securities Trust, 7.00%, 5/20/30, CMO (j)	3,250,470
€7,377	Celtic Residential Irish Mortgage Securitisation No. 9 PLC, 0.445%, 11/13/47, CMO (j)	8,594,848
£6,782	Celtic Residential Irish Mortgage Securitisation No. 11 PLC, 0.785%, 12/14/48, CMO (j)	9,763,183
$15	Citigroup Mortgage Loan Trust, Inc., 7.00%, 9/25/33, CMO	16,090
	Countrywide Alternative Loan Trust, CMO,
161	5.50%, 5/25/22	143,407
1,143	6.25%, 8/25/37	945,774
1,714	6.50%, 7/25/35	1,011,698
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
1,157	3.251%, 8/25/34 (j)	1,081,002
2,718	7.50%, 11/25/34 (a)(d)	2,872,291
430	7.50%, 6/25/35 (a)(d)	448,002

10	Annual Report	| January 31, 2014

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

January 31, 2014 (continued)

Principal Amount (000s)			Value
		Credit Suisse First Boston Mortgage Securities Corp., CMO,
£265		1.308%, 3/25/34 (j)	$238,661
977		7.00%, 2/25/34	1,058,984
		Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
2,218		0.33%, 10/15/21 (a)(d)(j)	2,206,431
2,306		5.695%, 9/15/40 (j)	2,559,056
1,894		6.50%, 3/25/36	1,439,092
€229		DECO 14-Pan Europe 5BV, 0.46%, 10/27/20, CMO (j)	306,572
$6,770		Deutsche Mortgage Securities, Inc. Re-Remic Trust Certificates, 5.00%, 6/26/35, CMO (a)(d)(j)	6,464,483
€3,929		Emerald Mortgages No. 4 PLC, 0.327%, 7/15/48, CMO (j)	4,400,167
$284		GMACM Mortgage Loan Trust, 4.916%, 8/19/34, CMO (j)	271,513
1,680		GSAA Trust, 6.00%, 4/1/34, CMO	1,763,976
		GSMPS Mortgage Loan Trust, CMO (a)(d),
4,695		7.00%, 6/25/43	4,806,745
74		7.332%, 6/19/27 (j)	75,289
1,120		8.00%, 9/19/27 (j)	1,147,270
		GSR Mortgage Loan Trust, CMO,
1,009		0.488%, 12/25/34 (j)	910,164
446		0.498%, 12/25/34 (j)	428,102
3,018		5.03%, 11/25/35 (j)	3,005,807
3,550		5.50%, 11/25/35	3,470,317
549		6.50%, 1/25/34	576,571
		Harborview Mortgage Loan Trust, CMO (j),
2,510		0.527%, 10/19/33	2,387,595
2,099		5.216%, 6/19/36	1,542,534
		JPMorgan Chase Commercial Mortgage Securities Trust, CMO (a)(d)(j),
1,033		0.61%, 7/15/19	1,028,530
4,000		5.642%, 3/18/51	4,337,900
		JPMorgan Mortgage Trust, CMO,
4,798		2.673%, 10/25/36 (j)	4,268,553
143		5.50%, 8/25/22	142,529
997		5.50%, 6/25/37	933,055
304		Lehman Mortgage Trust, 5.00%, 8/25/21, CMO	299,601
3,219		Luminent Mortgage Trust, 0.328%, 12/25/36, CMO (j)	2,531,378
1,392		MASTR Adjustable Rate Mortgages Trust, 3.086%, 10/25/34, CMO (j)	1,256,117
		MASTR Alternative Loans Trust, CMO,
832		6.25%, 7/25/36	716,539
1,145		6.50%, 3/25/34	1,232,493
85		7.00%, 4/25/34	87,708
		MASTR Reperforming Loan Trust, CMO (a)(d),
6,336		7.00%, 5/25/35	6,016,004
3,308		7.50%, 7/25/35	3,340,610
14		Merrill Lynch Mortgage Investors Trust, 5.25%, 8/25/36, CMO (j)	13,648
—	*	Morgan Stanley Dean Witter Capital I, Inc. Trust, 5.50%, 4/25/17, CMO	491

January 31, 2014	| Annual Report	11

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

January 31, 2014 (continued)

Principal Amount (000s)		Value
	Newgate Funding, CMO (j),
£4,200	1.525%, 12/15/50	$6,373,428
€3,050	1.527%, 12/15/50	3,578,538
£3,450	1.775%, 12/15/50	4,918,565
€3,050	1.777%, 12/15/50	3,513,227
	Nomura Asset Acceptance Corp., CMO (a)(d),
$1,756	7.00%, 10/25/34	1,850,237
4,702	7.50%, 3/25/34	5,091,576
5,269	7.50%, 10/25/34	5,688,184
	Residential Accredit Loans, Inc., CMO,
2,863	0.338%, 6/25/46 (j)	1,381,879
3,350	6.00%, 8/25/35	2,987,271
	Residential Asset Mortgage Products, Inc., CMO,
5	6.50%, 4/25/34	4,833
157	7.00%, 8/25/16	158,229
847	8.50%, 10/25/31	943,726
1,431	8.50%, 11/25/31	1,491,904
441	Structured Adjustable Rate Mortgage Loan Trust, 2.519%, 3/25/34, CMO (j)	439,829
4,692	Structured Asset Mortgage Investments II Trust, 1.634%, 8/25/47, CMO (j)	4,184,012
4,241	Structured Asset Securities Corp. Mortgage Loan Trust, 7.50%, 10/25/36, CMO (a)(d)	3,954,462
1,786	UBS Commercial Mortgage Trust, 0.735%, 7/15/24, CMO (a)(d)(j)	1,733,668
575	WaMu Mortgage Pass-Through Certificates, 2.40%, 5/25/35, CMO (j)	557,858
	Washington Mutual MSC Mortgage Pass-Through Certificates Trust, CMO,
1,035	6.50%, 8/25/34	1,079,417
335	7.00%, 3/25/34	354,257
834	7.50%, 4/25/33	921,423
	Wells Fargo Mortgage-Backed Securities Trust, CMO (j),
1,611	2.623%, 4/25/36	1,580,965
89	2.626%, 4/25/36	83,565
727	2.627%, 6/25/35	739,664
2,109	5.581%, 10/25/36	2,047,864
Total Mortgage-Backed Securities (cost-$135,420,616)		157,633,466
U.S. Treasury Obligations – 30.0%
	U.S. Treasury Notes,
800	0.25%, 2/28/15	800,813
50,000	0.375%, 6/30/15	50,130,850
9,000	0.375%, 1/31/16	9,008,082
3,000	1.50%, 8/31/18 (g)	3,018,867
51,000	2.00%, 9/30/20 (g)	50,872,500
Total U.S. Treasury Obligations (cost-$113,789,641)		113,831,112
Asset-Backed Securities – 2.7%
341	Access Financial Manufactured Housing Contract Trust, 7.65%, 5/15/21	342,837
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates (j),
886	3.683%, 11/25/32	157,739
63	5.783%, 2/25/33	1,772
1,033	Bear Stearns Asset-Backed Securities I Trust, 0.658%, 9/25/34 (j)	989,806

12	Annual Report	| January 31, 2014

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

January 31, 2014 (continued)

Principal Amount (000s)		Value
	Conseco Finance Securitizations Corp.,
$1,936	7.96%, 5/1/31	$1,587,284
293	7.97%, 5/1/32	209,528
	Conseco Financial Corp.,
208	6.53%, 2/1/31 (j)	210,029
461	7.05%, 1/15/27	474,519
1,128	Credit-Based Asset Servicing and Securitization LLC, 6.02%, 12/25/37 (a)(d)	1,210,889
3,274	Green Tree, 8.97%, 4/25/38 (a)(d)(j)	3,553,903
1,000	Greenpoint Manufactured Housing, 8.30%, 10/15/26 (j)	1,090,112
591	Morgan Stanley Capital I, Inc. Trust, 0.338%, 1/25/36 (j)	584,477
32	Oakwood Mortgage Investors, Inc., 0.39%, 6/15/32 (j)	28,115
26	Residential Asset Mortgage Products, Inc., 8.50%, 12/25/31	25,105
Total Asset-Backed Securities (cost-$9,939,964)		10,466,115
Senior Loans – 0.8%
	Diversified Financial Services – 0.7%
2,700	Springleaf Financial Funding Co., 4.75%, 9/30/19, Term B2 (a)(c)	2,736,788
	Hotels/Gaming – 0.1%
250	Stockbridge SBE Holdings LLC, 13.00%, 5/2/17, Term B (a)(b)(c)(i) (acquisition cost-$413,698; purchased 7/10/12)	273,750
Total Senior Loans (cost-$2,948,513)		3,010,538
Sovereign Debt Obligations – 0.5%
	Indonesia – 0.4%
1,700	Indonesia Government International Bond, 6.75%, 1/15/44 (a)(d)	1,717,000
	Ireland – 0.1%
200	VEB Finance PLC for Vnesheconombank, 5.375%, 2/13/17 (a)(d)	210,640
Total Sovereign Debt Obligations (cost-$1,878,489)		1,927,640
Municipal Bonds – 0.4%
	West Virginia – 0.4%
1,775	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost-$1,671,760)	1,420,834

Shares
Common Stock – 0.1%
	Oil, Gas & Consumable Fuels – 0.1%
3,881	SemGroup Corp., Class A (cost-$100,912)	239,706

Units
Warrants – 0.0%
	Engineering & Construction – 0.0%
3,675	Alion Science and Technology Corp., strike price $0.01, expires 3/15/17 (a)(d)(l)	37
	Oil, Gas & Consumable Fuels – 0.0%
4,086	SemGroup Corp., strike price $25.00, expires 11/30/14 (l)	154,800
Total Warrants (cost-$18,422)		154,837

January 31, 2014	| Annual Report	13

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

January 31, 2014 (continued)

Principal Amount (000s)		Value
Short-Term Investments – 0.6%
	Repurchase Agreements – 0.4%
$1,392	State Street Bank and Trust Co., dated 1/31/14, 0.00%, due 2/3/14, proceeds $1,392,000; collateralized by Freddie Mac, 2.08%, due 10/17/22, valued at $1,421,378 including accrued interest (cost-$1,392,000)	$1,392,000
	U.S. Treasury Obligations – 0.2%
700	U.S. Treasury Bills, 0.056%, 7/17/14 (k) (cost-$699,822)	699,822
Total Short-Term Investments (cost-$2,091,822)		2,091,822
Total Investments, before securities sold short (cost-$895,321,360) – 251.2%		953,890,810
Securities Sold Short – (6.8)%
	U.S. Government Agency Securities – (6.8)%
24,000	Fannie Mae, 4.50%, MBS, TBA, 30 Year (proceeds received-$25,623,750)	(25,748,438)
Total Investments, net of securities sold short (cost-$869,697,610) – 244.4%		928,142,372
Other liabilities in excess of other assets – (144.4)%		(548,380,345)
Net Assets – 100.0%		$379,762,027

Notes to Schedule of Investments:

*	Principal amount less than $500.

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $99,703,156, representing 26.3% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2014.

(d)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after January 31, 2014.

(f)	Perpetual maturity. The date shown, if any, is the next call date. For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(i)	Restricted. The aggregate acquisition cost of such security is $413,698. The aggregate value is $273,750, representing 0.1% of net assets.

(j)	Variable or Floating Rate Security–Securities with an interest rate that changes periodically. The interest rate disclosed reflects the rate in effect on January 31, 2014.

(k)	Rates reflect the effective yields at purchase date.

(l)	Non-income producing.

14	Annual Report	| January 31, 2014

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

January 31, 2014 (continued)

(m)	Interest rate swap agreements outstanding at January 31, 2014:

Centrally cleared swap agreements:

	Notional Amount (000s)	Termination Date	Rate Type		Value	Unrealized Appreciation
Broker (Exchange)			Payments Made	Payments Received
Goldman Sachs (CME)	$170,000	12/19/22	1.75%	3-Month USD-LIBOR	$11,782,743	$9,501,866

(n)	Forward foreign currency contracts outstanding at January 31, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2014	Unrealized Appreciation (Depreciation)
Purchased:
4,051,000 British Pound settling 3/12/14	Deutsche Bank	$6,650,555	$6,657,648	$7,093
307,000 British Pound settling 3/12/14	Royal Bank of Canada	499,578	504,542	4,964
18,745,586 Euro settling 2/4/14	Credit Suisse First Boston	25,606,471	25,282,163	(324,308)
449,000 Euro settling 3/4/14	HSBC Bank	612,502	605,571	(6,931)
Sold:
18,630,852 British Pound settling 3/12/14	Barclays Bank	30,483,717	30,619,023	(135,306)
136,695 British Pound settling 3/12/14	Barclays Bank	225,000	224,653	347
4,187,512 British Pound settling 3/12/14	Citigroup	6,878,412	6,882,000	(3,588)
23,118 British Pound settling 3/12/14	Goldman Sachs	38,000	37,994	6
54,928 Euro settling 2/4/14	Bank of America	75,000	74,081	919
111,336 Euro settling 2/4/14	Barclays Bank	153,000	150,158	2,842
110,476 Euro settling 2/4/14	BNP Paribas	150,000	148,998	1,002
18,386,222 Euro settling 2/4/14	Citigroup	25,311,742	24,797,489	514,253
18,745,586 Euro settling 3/4/14	Credit Suisse First Boston	25,605,815	25,282,351	323,464
82,625 Euro settling 2/4/14	JPMorgan Chase	113,000	111,437	1,563

				$386,320

(o)	At January 31, 2014, the Fund held U.S. Treasury Obligations valued at $280,000 as collateral and pledged cash collateral of $3,782,000 for derivative contracts. The Fund also held $4,160,000 in cash as collateral for TBA transactions. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(p)	Open reverse repurchase agreements at January 31, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.55%	1/7/14	2/3/14	$2,500,955	$2,500,000
	0.625	8/26/13	2/26/14	1,628,483	1,624,000
Deutsche Bank	0.24	1/13/14	2/13/14	22,781,885	22,779,000
	0.25	1/13/14	2/13/14	43,407,727	43,402,000
	0.25	1/17/14	2/13/14	26,246,734	26,244,000
	0.27	1/13/14	2/11/14	31,086,429	31,082,000
	0.50	1/31/14	3/4/14	6,511,000	6,511,000
	0.52	11/21/13	2/14/14	8,922,270	8,913,000
	0.52	1/7/14	2/3/14	6,641,397	6,639,000
	0.52	1/8/14	2/14/14	2,982,033	2,981,000
	0.52	1/31/14	2/14/14	1,223,018	1,223,000
	0.59	11/21/13	2/14/14	710,838	710,000
Goldman Sachs	0.17	1/13/14	2/13/14	15,278,371	15,277,000
	0.17	1/17/14	2/13/14	18,680,323	18,679,000
Royal Bank of Canada	0.45	11/7/13	2/6/14	12,490,413	12,477,000
	0.45	12/17/13	3/14/14	14,591,385	14,583,000
	0.48	1/6/14	4/4/14	5,860,031	5,858,000

January 31, 2014	| Annual Report	15

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

January 31, 2014 (continued)

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Royal Bank of Scotland	0.46%	11/18/13	2/18/14	$10,614,162	$10,604,000
UBS	0.58	8/22/13	2/21/14	5,874,386	5,859,000
	0.58	1/14/14	2/21/14	2,427,704	2,427,000
	0.70	1/15/14	4/15/14	1,497,365	1,496,875
	0.70	1/15/14	4/15/14	5,164,682	5,162,993

					$247,031,868

(q)	The weighted average daily balance of reverse repurchase agreements during the year ended January 31, 2014 was $380,963,086, at a weighted average interest rate of 0.38%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at January 31, 2014 was $254,554,898.

At January 31, 2014, the Fund held U.S. Treasury Obligations valued at $1,586,577 as collateral for open reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

(r)	The weighted average borrowing for sale-buybacks during the year ended January 31, 2014 was $73,911,413 at a weighted average interest rate of 0.09%.

(s)	Fair Value Measurements-See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 1/31/14
Investments in Securities – Assets
U.S. Government Agency Securities	$–	$493,211,528	$ –	$493,211,528
Corporate Bonds & Notes:
Airlines	–	–	5,298,976	5,298,976
All Other	–	164,604,236	–	164,604,236
Mortgage-Backed Securities	–	157,633,466	–	157,633,466
U.S. Treasury Obligations	–	113,831,112	–	113,831,112
Asset-Backed Securities	–	10,466,115	–	10,466,115
Senior Loans:
Diversified Financial Services	–	2,736,788	–	2,736,788
Hotels/Gaming	–	–	273,750	273,750
Sovereign Debt Obligations	–	1,927,640	–	1,927,640
Municipal Bonds	–	1,420,834	–	1,420,834
Common Stock	239,706	–	–	239,706
Warrants:
Engineering & Construction	–	37	–	37
Oil, Gas & Consumable Fuels	154,800	–	–	154,800
Short-Term Investments	–	2,091,822	–	2,091,822
	394,506	947,923,578	5,572,726	953,890,810
Investment in Securities – Liabilities
Securities Sold Short, at value	–	(25,748,438)	–	(25,748,438)
Other Financial Instruments* – Assets
Foreign Exchange Contracts	–	856,453	–	856,453
Interest Rate Contracts	–	9,501,866	–	9,501,866
	–	10,358,319	–	10,358,319
Other Financial Instruments* – Liabilities
Foreign Exchange Contracts	–	(470,133)	–	(470,133)
Totals	$394,506	$932,063,326	$5,572,726	$938,030,558

At January 31, 2014, a security valued at $154,800 was transferred from Level 2 to Level 1 due to the availability of an exchange-traded close price.

16	Annual Report	| January 31, 2014

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

January 31, 2014 (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended January 31, 2014, was as follows:

	Beginning Balance 1/31/13	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3**	Ending Balance 1/31/14
Investments in Securities – Assets
Corporate Bonds & Notes:
Airlines	$6,578,826	$ –	$(1,056,957)	$(8,660)	$(16,106)	$(198,127)	$ –	$ –	$5,298,976
Mortgage-Backed Securities	4,365,337	–	–	4,779	–	(32,216)	–	(4,337,900)	–
Senior Loans:
Hotels/Gaming	538,750	–	(250,000)	840	1,564	(17,404)	–	–	273,750
Warrants:
Engineering & Construction	37	–	–	–	–	–	–	(37)	–
Totals	$11,482,950	$ –	$(1,306,957)	$(3,041)	$(14,542)	$(247,747)	$ –	$(4,337,937)	$5,572,726

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2014.

	Ending Balance at 1/31/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Corporate Bonds & Notes	$5,298,976	Third-Party Pricing Vendor	Single Broker Quote	$108.13 – $115.00
Senior Loans	273,750	Third-Party Pricing Vendor	Single Broker Quote	$109.50

*	Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

**	Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at January 31, 2014, was $(39,094). Net realized gain (loss) and net change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(v)	The following is a summary of the derivative instruments categorized by risk exposure:

The effect of derivatives on the Statement of Assets and Liabilities at January 31, 2014:

Location	Interest Rate Contracts	Foreign Exchange Contracts	Total
Asset derivatives:
Unrealized appreciation of forward foreign currency contracts	$–	$856,453	$856,453
Liability derivatives:
Payable for variation margin on centrally cleared swaps*	$(587,296)	$–	$(587,296)
Unrealized depreciation of forward foreign currency contracts	–	(470,133)	(470,133)
Total liability derivatives	$(587,296)	$(470,133)	$(1,057,429)

*	Included in net unrealized appreciation of $9,501,866 on centrally cleared swaps as reported in note (m) of the Notes to Schedule of Investments.

January 31, 2014	| Annual Report	17

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

January 31, 2014 (continued)

The effect of derivatives on the Statement of Operations for the year ended January 31, 2014:

Location	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total
Net realized gain (loss) on:
Investments (options purchased)	$(126,191)	$–	$–	$(126,191)
Swaps	(2,497,749)	3,930,991	–	1,433,242
Foreign currency transactions (forward foreign currency contracts)	–	–	(2,411,161)	(2,411,161)
Total net realized gain (loss)	$(2,623,940)	$3,930,991	$(2,411,161)	$(1,104,110)
Net change in unrealized appreciation/depreciation of:
Investments (options purchased)	$29,030	$–	$–	$29,030
Swaps	7,519,737	(3,347,835)	–	4,171,902
Foreign currency transactions (forward foreign currency contracts)	–	–	1,025,540	1,025,540
Total net change in unrealized appreciation/depreciation	$7,548,767	$(3,347,835)	$1,025,540	$5,226,472

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended January 31, 2014:

Options Purchased(2)	Forward Foreign Currency Contracts(1)		Credit Default Swap Agreements(2)		Interest Rate Swap Agreements(2)
	Purchased	Sold	Sell	Sell
$220,900	$28,764,579	$85,946,069	$25,300	€1,180	$170,000

(1)	U.S. $ Value on origination date

(2)	Notional Amount (in thousands)

Financial Assets and Derivative Assets, and Collateral Received at January 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset	Net Amount
Foreign Currency Exchange Contracts
Bank of America	$919	$ –	$919
Barclays Bank	3,189	(3,189)	–
BNP Paribas	1,002	–	1,002
Citigroup	514,253	(283,588)	230,665
Credit Suisse First Boston	323,464	(323,464)	–
Deutsche Bank	7,093	–	7,093
Goldman Sachs	6	–	6
JPMorgan Chase	1,563	–	1,563
Royal Bank of Canada	4,964	–	4,964
Totals	$856,453	$(610,241)	$246,212

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Financial Assets Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Net Amount
Repurchase Agreement
State Street Bank & Trust Co.	$1,392,000	$(1,392,000	)(†)	$ –
Mortgage Dollar Roll Contracts
Credit Suisse First Boston	16,257,500	(16,206,875)		50,625
JPMorgan Chase	16,322,324	(16,277,500)		44,824
Totals	$33,971,824	$(33,876,375)		$95,449

18	Annual Report	| January 31, 2014

Schedule of Investments

PIMCO Strategic Income Fund, Inc.

January 31, 2014 (continued)

Financial Liabilities and Derivative Liabilities, and Collateral Pledged at January 31, 2014:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in Statement of Assets and Liabilities	Financial Instrument/ Derivative Offset		Net Amount
Foreign Currency Exchange Contracts
Barclays Bank	$135,306	$(135,306	)(††)	$ –
Citigroup	3,588	(3,588)		–
Credit Suisse First Boston	324,308	(323,464)		844
HSBC Bank	6,931	–		6,931
Totals	$470,133	$(462,358)		$7,775

Counterparty	Gross Financial Liability Presented in Statement of Assets and Liabilities		Financial Instrument/ Derivative Offset		Collateral	Net Amount
Reverse Repurchase Agreements
Barclays Bank plc	$4,129,438(	†††)	$(4,129,438	)(††)	$ –	$ –
Deutsche Bank	150,513,331(	†††)	(150,513,331	)(††)	–	–
Goldman Sachs	33,958,694(	†††)	(33,958,694	)(††)	–	–
Royal Bank of Canada	32,941,829(	†††)	(32,941,829	)(††)	–	–
Royal Bank of Scotland	10,614,162(	†††)	(10,614,162	)(††)	–	–
UBS	14,964,137(	†††)	(14,964,137	)(††)	–	–
Mortgage Dollar Roll Contracts
Credit Suisse First Boston	16,206,875		(16,206,875)		–	–
JPMorgan Chase	16,277,500		(16,277,500)		–	–
Sale-Buyback
Barclays Bank plc	45,043,126		–		(45,040,700)	2,426
Goldman Sachs	51,031,849		–		(51,017,750)	14,099
Totals	$375,680,941		$(279,605,966)		$(96,058,450)	$16,525

(†)	The actual collateral received is greater than the amount shown here due to over collateralization.

(††)	The actual collateral pledged is greater than the amount shown here due to over collateralization.

(†††)	The amount includes interest payable for Reverse Repurchase Agreements.

Glossary:

ABS	-	Asset-Backed Securities
	£-	British Pound
CME	-	Chicago Mercantile Exchange
CMO	-	Collateralized Mortgage Obligation
	€-	Euro
FRN	-	Floating Rate Note
IO	-	Interest Only
LIBOR	-	London Inter-Bank Offered Rate
MBS	-	Mortgage-Backed Securities
PIK	-	Payment-in-Kind
TBA	-	To Be Announced

See accompanying Notes to Financial Statements	| January 31, 2014 |	Annual Report	19

Statement of Assets and Liabilities

PIMCO Strategic Income Fund, Inc.

January 31, 2014

Assets:
Investments, at value (cost-$895,321,360)	$953,890,810
Cash	230,090
Foreign currency, at value (cost-$39,004)	38,900
Receivable for investments sold	56,039,864
Receivable for mortgage dollar rolls	32,579,824
Unsettled reverse repurchase agreements	6,511,000
Interest receivable	5,286,164
Deposits with brokers for swaps collateral	3,782,000
Unrealized appreciation of forward foreign currency contracts	856,453
Receivable for principal paydowns	196
Prepaid expenses	7,685
Total Assets	1,059,222,986

Liabilities:
Payable for investments purchased	268,713,795
Payable for reverse repurchase agreements	247,031,868
Payable for sale-buyback financing transactions	96,074,975
Payable for mortgage dollar rolls	32,484,375
Securities sold short, at value (proceeds received-$25,623,750)	25,748,438
Payable to brokers for cash collateral received	4,160,000
Dividends payable to stockholders	3,281,896
Payable for variation margin on centrally cleared swaps	587,296
Unrealized depreciation of forward foreign currency contracts	470,133
Investment management fees payable	271,354
Interest payable for reverse repurchase agreements	89,723
Payable to broker	13,594
Interest payable for cash collateral received	39
Accrued expenses and other liabilities	533,473
Total Liabilities	679,460,959
Net Assets	$379,762,027

Composition of Net Assets:
Common Stock:
Par value ($0.00001 per share, applicable to 41,085,860 shares issued and outstanding)	$411
Paid-in-capital in excess of par	427,724,913
Dividends in excess of net investment income	(541,573)
Accumulated net realized loss	(115,747,052)
Net unrealized appreciation	68,325,328
Net Assets	$379,762,027
Net Asset Value Per Share	$9.24

20	Annual Report	| January 31, 2014 |	See accompanying Notes to Financial Statements

Statement of Operations

PIMCO Strategic Income Fund, Inc.

Year ended January 31, 2014

Investment Income:
Interest	$45,518,034
Dividends	66,929
Total Investment Income	45,584,963

Expenses:
Investment management	3,263,615
Interest	1,516,229
Custodian and accounting agent	266,550
Audit and tax services	99,684
Stockholder communications	72,254
New York Stock Exchange listing	33,915
Legal	28,185
Transfer agent	25,744
Directors	21,685
Insurance	11,588
Miscellaneous	3,537
Total Expenses	5,342,986

Net Investment Income	40,241,977

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,245,260)
Swaps	1,433,242
Foreign currency transactions	(2,407,425)
Net change in unrealized appreciation/depreciation of:
Investments	(13,989,117)
Securities sold short	(124,688)
Swaps	4,171,902
Foreign currency transactions	1,005,652
Net realized and change in unrealized loss	(12,155,694)
Net Increase in Net Assets Resulting from Investment Operations	$28,086,283

See accompanying Notes to Financial Statements	| January 31, 2014 |	Annual Report	21

Statement of Changes in Net Assets

PIMCO Strategic Income Fund, Inc.

	Year ended January 31, 2014	Year ended January 31, 2013
Investment Operations:
Net investment income	$40,241,977	$42,319,971
Net realized gain (loss)	(3,219,443)	9,509,836
Net change in unrealized appreciation/depreciation	(8,936,251)	27,574,028
Net increase in net assets resulting from investment operations	28,086,283	79,403,835

Dividends to Stockholders from Net Investment Income	(45,350,648)	(50,259,028)

Capital Stock Transactions:
Reinvestment of dividends	4,709,726	5,459,764
Total increase (decrease) in net assets	(12,554,639)	34,604,571

Net Assets:
Beginning of year	392,316,666	357,712,095
End of year*	$379,762,027	$392,316,666
*Including dividends in excess of net investment income of:	$(541,573)	$(577,182)

Shares Issued in Reinvestment of Dividends	463,809	493,060

22	Annual Report	| January 31, 2014 |	See accompanying Notes to Financial Statements

Statement of Cash Flows

PIMCO Strategic Income Fund, Inc.

Year ended January 31, 2014

Increase in Cash and Foreign Currency from:

Cash Flows provided by Operating Activities:
Net increase in net assets resulting from investment operations	$28,086,283

Adjustments to Reconcile Net Increase in Net Assets Resulting from Investment Operations to Net Cash provided by Operating Activities:
Purchases of long-term investments	(2,312,663,372)
Proceeds from sales of long-term investments	2,456,668,679
Sales of short-term portfolio investments, net	23,129,537
Net change in unrealized appreciation/depreciation	8,936,251
Net realized loss	3,219,443
Net amortization/accretion on investments	(2,031,937)
Proceeds for securities sold short	25,623,750
Decrease in receivable for investments sold	87,942,070
Decrease in interest receivable	735,537
Decrease in receivable for principal paydown	129
Decrease in deposits with brokers for swaps collateral	541,000
Increase in prepaid expenses	(1,857)
Decrease in payable for investments purchased	(188,351,501)
Increase in payable to brokers for cash collateral received	1,540,000
Net cash provided by swap transactions	7,474,339
Net cash used for foreign currency transactions	(2,427,314)
Decrease in interest payable for reverse repurchase agreements	(94,947)
Decrease in investment management fees payable	(9,159)
Decrease in interest payable on cash collateral received	(76)
Increase in accrued expenses and other liabilities	49,925
Net cash provided by operating activities*	138,366,780

Cash Flows used for Financing Activities:
Payments for reverse repurchase agreements	(4,174,043,067)
Proceeds on reverse repurchase agreements	3,986,545,935
Increase in unsettled reverse repurchase agreements	(6,511,000)
Cash dividends paid (excluding reinvestment of dividends of $4,709,726)	(40,600,566)
Net proceeds on mortgage dollar rolls	263,477
Proceeds on sale-buyback financing transactions	4,165,859,614
Payments for sale-buyback financing transactions	(4,069,784,639)
Net cash used for financing activities	(138,270,246)
Net increase in cash and foreign currency	96,534
Cash and foreign currency, at beginning of year	172,456
Cash and foreign currency, at end of year	$268,990

* Cash paid for interest primarily related to participation in reverse repurchase agreement transactions was $1,611,252.

See accompanying Notes to Financial Statements	| January 31, 2014 |	Annual Report	23

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

1. Organization and Significant Accounting Policies

PIMCO Strategic Income Fund, Inc. (formerly PIMCO Strategic Global Government Fund, Inc.) (the “Fund”) commenced operations on February 24, 1994. The Fund is organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and Pacific Investment Management Company LLC (“PIMCO” or the “Sub-Adviser”) serve as the Fund’s investment manager and sub-adviser, respectively, and are indirect, wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized 500 million common shares with $0.00001 par value.

The Fund’s primary investment objective is to generate a level of income that is higher than that generated by high-quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement date.

The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation

24	Annual Report	| January 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

1. Organization and Significant Accounting Policies (continued)

methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the year ended January 31, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

January 31, 2014	| Annual Report	25

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

1. Organization and Significant Accounting Policies (continued)

Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations – U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities – Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds – Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations – Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining

26	Annual Report	| January 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

1. Organization and Significant Accounting Policies (continued)

to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations – Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts – Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps – OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

January 31, 2014	| Annual Report	27

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

1. Organization and Significant Accounting Policies (continued)

Senior Loans – Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads and credit spreads. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Dividend income is recorded on the ex-dividend date. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Fund’s tax positions for all open tax years. As of January 31, 2014, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken. The Fund’s federal income tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends from net investment income to stockholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(f) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign

28	Annual Report	| January 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

1. Organization and Significant Accounting Policies (continued)

currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Senior Loans

The Fund may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Mortgage Dollar Rolls

Mortgage dollar rolls involve the Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, same or similar interest and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to interest income on the Statement of Operations. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund accounts for rolls as financing transactions. The Fund’s dollar roll transactions are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. At January 31, 2014, $352,641 in dollar roll commitments were outstanding. This balance is included in accrued expenses and other liabilities on the Fund’s Statement of Assets and Liabilities.

(i) Repurchase Agreements

The Fund is a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provisions for initiation, income payments, events of default, and maintenance of collateral.

The Fund enters into transactions, under the terms of the Master Repo Agreements, with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank for the

January 31, 2014	| Annual Report	29

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

1. Organization and Significant Accounting Policies (continued)

benefit of the Fund until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults under the Master Repo Agreements, and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(j) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. To the extent the Fund does not cover its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Fund’s uncovered obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(l) Sale-Buybacks

The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of

30	Annual Report	| January 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

1. Organization and Significant Accounting Policies (continued)

Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Investment Manager or otherwise cover its obligations under sale-buyback transactions.

(m) Securities Traded on To-Be-Announced Basis

The Fund may from time to time purchase securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

(n) Mortgage-Related and Other Asset-Backed Securities

Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. The decline in liquidity and prices of these types of securities may make it more difficult to determine fair market value. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(o) U.S. Government Agencies or Government-Sponsored Enterprises

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by

January 31, 2014	| Annual Report	31

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

1. Organization and Significant Accounting Policies (continued)

institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors not backed by the full faith and credit of the U.S. Government include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(p) Warrants

The Fund may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(q) Short Sales

Short sale transactions involve the Fund selling securities it does not own in anticipation of a decline in the market price of the securities. The Fund is obligated to deliver securities at the market price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

(r) Restricted Securities

The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(s) Interest Expense

Interest expense primarily relates to the Fund’s participation in reverse repurchase agreement transactions. Interest expense is recorded as it is incurred.

32	Annual Report	| January 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

1. Organization and Significant Accounting Policies (continued)

(t) Custody Credits on Cash Balances

The Fund may benefit from an expense offset arrangement with its custodian bank, whereby uninvested cash balances may earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Mortgage-related and other asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to

January 31, 2014	| Annual Report	33

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

2. Principal Risks (continued)

reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will

34	Annual Report	| January 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

2. Principal Risks (continued)

default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is exposed to risks associated with leverage. Leverage may cause the value of the Fund’s stock to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions or purchase instruments that give rise to forms of leverage. Obligations to settle reverse repurchase agreements may be detrimental to the Fund’s performance. In addition, to the extent the Fund employs leverage, dividend and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Fund had credit default swap agreements and securities transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The balance shown under payable to broker on the Statement of Assets and Liabilities represents the amount due to Lehman Brothers, Inc.

January 31, 2014	| Annual Report	35

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Fund at times uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Option Transactions

The Fund purchases put and call options on securities and indices for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risks associated with purchasing an option include the risk that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premiums and changes in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

(b) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market or event-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Fund may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to, among other things, manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period, if any, are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Fund’s Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Fund’s Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps on the Fund’s Statement of Assets and Liabilities.

36	Annual Report	| January 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

3. Financial Derivative Instruments (continued)

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements – Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As a seller, the Fund would effectively add leverage to its investment portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund uses credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

January 31, 2014	| Annual Report	37

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

3. Financial Derivative Instruments (continued)

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount of the swap agreement will be adjusted by corresponding amounts. The Fund uses credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index, or in the case of a tranched index credit default swap, the credit event is settled based on the name’s weight in the index that falls within the tranche for which the Fund bears exposure. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund uses credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments, serve as an indicator of the current status of the payment/performance risk, and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced

38	Annual Report	| January 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

3. Financial Derivative Instruments (continued)

entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of January 31, 2014 for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements – Interest rate swap agreements involve the exchange by the Fund with a counterparty of its respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

(c) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund enters into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund also enters into these contracts for purposes of increasing exposure to a foreign currency or shifting exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Fund’s Statement of Assets and Liabilities.

January 31, 2014	| Annual Report	39

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.85% of the Fund’s average daily net assets.

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

For the year ended January 31, 2014, purchases and sales of investments, other than short-term securities and U.S. government obligations, were $11,794,440 and $109,576,560, respectively. Purchases and sales in U.S. government obligations were $2,300,256,286 and $2,338,511,762, respectively.

6. Income Tax Information

For the years ended January 31, 2014 and January 31, 2013, the tax character of dividends paid of $45,350,648 and $50,259,028, respectively, was comprised entirely of ordinary income.

At January 31, 2014, the Fund had no distributable earnings.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At January 31, 2014, the Fund had capital loss carryforwards of $115,176,625, which will expire as follows and are available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be distributed.

Year of Expiration				No Expiration*
2015	2016	2017	2018	Short-Term	Long-Term
$616,832	$7,081,408	$61,815,848	$13,338,091	$32,324,446	–

*	Carryforward amounts are subject to the provisions of the Regulated Investment Company Modernization Act of 2010.

For the year ended January 31, 2014, capital loss carryforwards of $6,177,207 expired.

For the year ended January 31, 2014 the Fund utilized post-enactment short-term capital loss carryforward of $1,647,908.

40	Annual Report	| January 31, 2014

Notes to Financial Statements

PIMCO Strategic Income Fund, Inc.

January 31, 2014

6. Income Tax Information (continued)

For the year ended January 31, 2014, permanent “book-tax” differences were primarily attributable to the differing treatment of swap payments, foreign currency transactions, paydowns, expiring capital loss carryforwards and sale buy-back adjustment. These adjustments were to decrease dividends in excess of net investment income by $5,144,280, decrease accumulated net realized loss by $903,485 and decrease paid-in-capital in excess of par by $6,047,765. Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At January 31, 2014, the cost basis of portfolio securities (before securities sold short) for federal income tax purposes was $895,721,361. Gross unrealized appreciation was $62,472,283; gross unrealized depreciation was $4,302,834; and net unrealized appreciation was $58,169,449. The difference between book and tax cost was attributable to wash sale loss deferrals, sale-buyback adjustments and differing treatment of bond amortization.

7. Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On February 3, 2014 a dividend of $0.08 per share was declared to common stockholders payable March 3, 2014 to stockholders of record on February 13, 2014.

On March 3, 2014 a dividend of $0.08 per share was declared to common stockholders payable April 1, 2014 to stockholders of record on March 13, 2014.

Effective March 3, 2014, the Fund changed its name to PIMCO Strategic Income Fund, Inc. The Fund also made changes to its investment objectives and investment policies. The New York Stock Exchange ticker symbol (RCS) remains the same. Please refer to “Changes to Fund Name, Investment Policies and Investment Objectives” which appears later in this report.

On March 10-11, 2014, the Board approved, subject to the approval of the Fund’s shareholders, a new investment management agreement (the “Agreement”) between the Fund and PIMCO, pursuant to which PIMCO would replace AGIFM as the investment manager to the Fund. Under the Agreement, PIMCO would continue to provide the day-to-day portfolio management services it currently provides to the Fund as its sub-adviser and would also assume responsibility for the supervisory and administrative services currently provided by AGIFM to the Fund as its investment manager. If the Agreement is approved by the Fund’s shareholders, the same investment professionals that are currently responsible for managing the Fund’s portfolio will continue to do so following the proposed transition, and PIMCO personnel will replace AGIFM personnel as Fund officers and in other roles to provide and oversee the administrative, accounting/financial reporting, compliance, legal, marketing, transfer agency, shareholder servicing and other services required for the daily operations of the Fund. A preliminary proxy statement relating to the Agreement is on file with the Securities and Exchange Commission (the “SEC”) and a definitive proxy statement relating to the Agreement will be filed with the SEC and distributed to shareholders of the Fund.

Effective March 14, 2014, Julian F. Sluyters became President and Chief Executive Officer of the Fund.

There were no other subsequent events identified that require recognition or disclosure.

January 31, 2014	| Annual Report	41

Financial Highlights

PIMCO Strategic Income Fund, Inc.

For a share of common stock outstanding throughout each year:

	Year ended January 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.66	$8.91	$9.97	$9.08	$7.46
Investment Operations:
Net investment income	0.99	1.05	1.36	1.27	1.13
Net realized and change in unrealized gain (loss)	(0.30)	0.95	(1.03)	1.04	1.83
Total from investment operations	0.69	2.00	0.33	2.31	2.96
Dividends to Stockholders from Net Investment Income	(1.11)	(1.25)	(1.39)	(1.42)	(1.34)
Net asset value, end of year	$9.24	$9.66	$8.91	$9.97	$9.08
Market price, end of year	$10.12	$11.84	$11.80	$10.44	$10.73
Total Investment Return (1)	(4.58)%	12.21%	28.34%	11.82%	29.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$379,762	$392,317	$357,712	$394,695	$354,117
Ratio of expenses to average net assets, including interest expense (2)	1.39%	1.55%	1.48%	1.43%	1.63%
Ratio of expenses to average net assets, excluding interest expense	1.00%	1.00%	1.01%	1.04%	1.05%
Ratio of net investment income to average net assets	10.48%	11.14%	14.27%	12.98%	13.84%
Portfolio turnover rate	208%	293%	147%	168%	241%

(1)	Total investment return is calculated assuming a purchase of a share of common stock at the market price on the first day and a sale of a share of common stock at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund stock.
(2)	Interest expense primarily relates to participation in reverse repurchase agreement transactions.

42	Annual Report	| January 31, 2014 |	See accompanying Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

PIMCO Strategic Income Fund, Inc.

To the Board of Directors and Stockholders of

PIMCO Strategic Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Strategic Income Fund, Inc. (formerly PIMCO Strategic Global Government Fund, Inc.) (the “Fund”) at January 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

March 25, 2014

January 31, 2014	| Annual Report	43

Tax Information/Loan Investments and Origination (unaudited)

PIMCO Strategic Income Fund, Inc.

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise stockholders as to the federal tax status of dividends and distributions received by stockholders during such tax year.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 0.15% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

The Fund designates 0.15% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividend Received Deduction.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2014. In January 2015, stockholders will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received during calendar year 2014. The amount that will be reported will be the amount to use on the stockholder’s 2014 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended January 31, 2014. Stockholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Loan Investments and Origination:

The Fund may invest in loans and related investments, which include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage. Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. For more information on these and other risks, see Note 2 in the Notes to Financial Statements. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

44	Annual Report	| January 31, 2014

Annual Stockholder Meeting Results/Changes to Fund Name, Investment Policies and Investment Objectives

PIMCO Strategic Income Fund, Inc. (unaudited)

Annual Stockholder Meeting Results:

The Fund held a meeting of stockholders on July 17, 2013. Stockholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of James A. Jacobson — Class I to serve until the Annual Meeting for the 2016-2017 fiscal year	34,798,646	1,043,203

Re-election of William B. Ogden, IV — Class I to serve until the Annual Meeting for the 2016-2017 fiscal year	34,790,961	1,050,888

The other members of the Board of Directors at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, Hans W. Kertess, John C. Maney* and Alan Rappaport continued to serve as Directors of the Fund.

*	Interested Director

Changes to Fund Name, Investment Policies and Investment Objectives:

Effective March 3, 2014, the Fund changed its name from “PIMCO Strategic Global Government Fund, Inc.” to “PIMCO Strategic Income Fund, Inc.” The New York Stock Exchange ticker symbol for the Fund’s common shares (RCS) remains the same. In connection with the name change, the Fund rescinded its non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets and amounts borrowed for investment purposes in government securities. The Fund replaced this policy with a new non-fundamental policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of income-producing securities of non-corporate issuers, such as securities issued or guaranteed by the U.S. or foreign governments, mortgage-related and other asset-backed securities issued on a public or private basis, corporate debt obligations and other income-producing securities of varying maturities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers, and municipal securities.

Effective March 3, 2014, the Fund also rescinded (i) its non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets plus amounts borrowed for investment purposes in securities of issuers located in not fewer than three different countries, including the United States; (ii) its non-fundamental policy to seek to “maintain a minimum average dollar-weighted credit quality rating of securities in its portfolio of AA by S&P or Aa by Moody’s, or their equivalent”; and (iii) its secondary investment objective, which was to seek to maintain volatility in the net asset value of the common stock comparable to that of high-quality, intermediate-term U.S. debt securities.

To the extent the Fund increases its investments in non-government securities, including corporate and other income-producing securities, and lower-rated debt obligations, the Fund will be exposed to the risks associated with such investments to a greater extent. Investments in non-government securities will generally be subject to greater credit risk, issuer risk and counterparty risk than investments in government securities. Investments in lower rated and unrated securities present a greater risk of loss to principal and interest than higher rated securities. Debt securities of below investment grade quality are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and to repay principal, and are commonly referred to as “high yield” securities or “junk bonds.” Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

January 31, 2014	| Annual Report	45

Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

PIMCO Strategic Income Fund, Inc.

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with stockholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former stockholders’ personal information. To ensure our stockholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing stockholders’ needs to be served.

Obtaining Personal Information

In the course of providing stockholders with products and services, we may obtain non-public personal information about stockholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from stockholder transactions, from a stockholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by stockholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a stockholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering stockholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on stockholder satisfaction. These companies may have access to a stockholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a stockholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a stockholder has chosen to invest. In addition, we may disclose information about a stockholder or shareholder’s accounts to a non-affiliated third party only if we receive a stockholder’s written request or consent.

Sharing Information with Affiliates

We may share stockholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a stockholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a stockholder and may include, for example, a stockholder’s participation in one of the Funds or in other investment programs, a stockholder’s ownership of certain types of accounts (such as IRAs), or other data about a stockholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share stockholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard stockholder non-public personal information. In

46	Annual Report	| January 31, 2014

Privacy Policy/Proxy Voting Policies & Procedures (unaudited) (continued)

PIMCO Strategic Income Fund, Inc.

addition to this policy, we have also implemented procedures that are designed to restrict access to a stockholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such stockholders. In addition, we have physical, electronic and procedural safeguards in place to guard a stockholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a stockholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

January 31, 2014	| Annual Report	47

Dividend Reinvestment Plan (unaudited)

PIMCO Strategic Income Fund, Inc.

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common stockholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common stockholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic  enrollment/voluntary participation Under the Plan, common stockholders whose shares are registered with the Plan Agent (“registered stockholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the stockholder elects to receive cash. Registered stockholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan

Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common shares of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the

48	Annual Report	| January 31, 2014

Dividend Reinvestment Plan (unaudited) (continued)

PIMCO Strategic Income Fund, Inc.

exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees In the case of a registered stockholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record stockholder as representing the total amount registered in such stockholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered stockholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

January 31, 2014	| Annual Report	49

Board of Directors (unaudited)

PIMCO Strategic Income Fund, Inc.

Name, Year of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen
by Director	Principal Occupation(s) During Past 5 Years:
The address of each director is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Year of Birth: 1939

Chairman of the Board of Directors since: 2008

Director since: 2008

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2014 – 2015 fiscal year.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Year of Birth: 1952

Director since: 2011

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2015 – 2016 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher

Year of Birth: 1944

Director since: 2010

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2014 – 2015 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Retired. Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (since 1995). Formerly, Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013).

James A. Jacobson

Year of Birth:1945

Director since: 2009

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2016 – 2017 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

50	Annual Report	| January 31, 2014

Board of Directors (unaudited) (continued)

PIMCO Strategic Income Fund, Inc.

Name, Year of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Director; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently Overseen
by Director	Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV

Year of Birth: 1945

Director since: 2008

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2016 – 2017 fiscal year.

Trustee/Director of 65 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport

Year of Birth: 1953

Director since: 2010

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2015 – 2016 fiscal year.

Trustee/Director of 65 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director (formerly Vice Chairman) (since 2009), Roundtable Investment Partners; Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Year of Birth: 1959

Director since: 2008

Term of office: Expected to stand for re-election

at annual meeting of shareholders for the 2014 – 2015 fiscal year.

Trustee/Director of 85 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

†	Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

January 31, 2014	| Annual Report	51

Fund Officers (unaudited)

PIMCO Strategic Income Fund, Inc.

Name, Year of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Julian Sluyters Year of Birth: 1960 President & Chief Executive Officer since: 2014 Trustee of 20 funds in the Fund Complex	Chairman of the Management Board of Allianz Global Investors Fund Management LLC (since 2013); Chief Operating Officer, Managing Director, and member of the Executive Committee of Allianz Global Investors U.S. Holdings LLC (since 2012); President and Chief Executive Officer of 85 funds in the Fund Complex. Formerly, President and Chief Executive Officer, Old Mutual Capital Inc. (2008-2012).
Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2008	Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).
Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2008	Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 85 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.
Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2008	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.
Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.
Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex and of The Korea Fund, Inc.
Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: 2013	Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 83 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).
Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2008	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board until their successors are appointed and qualified or until their earlier resignation or removal.

52	Annual Report	| January 31, 2014

Directors

Hans W. Kertess

Chairman of the Board of Directors

Deborah A. DeCotis

Bradford K. Gallagher

James A. Jacobson

John C. Maney

William B. Ogden, IV

Alan Rappaport

Fund Officers

Julian Sluyters

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo

Vice President, Secretary & Chief Legal Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Thomas L. Harter

Chief Compliance Officer

Lagan Srivastava

Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the stockholders of PIMCO Strategic Income Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase their common shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at us.allianzgi.com/closedendfunds.

Information on the Fund is available at us.allianzgi.com/closedendfunds or by calling the Fund’s stockholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

©Allianz Global Investors Distributors LLC	AZ602AR_013114

AGI-2013-02-06-8921

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $80,000 in 2013 and $80,000 in 2014.

b)	Audit-Related Fees. There were no audit related fees billed for each of the last two fiscal years.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $12,000 in 2013 and $15,990 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

PIMCO Strategic Income Fund, Inc. (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Fund’s financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUND

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audit of the Fund and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Fund

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Trust (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Trust (including affiliated sub-advisers to the Trust), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Trust (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Trust’s independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2013 Reporting Period was $9,728,200 and the 2014 Reporting Period was $ $6,949,876.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre- approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Deborah A. DeCotis, Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PIMCO STRATEGIC INCOME FUND, INC.

(the “FUND”)

PROXY VOTING POLICY

1.	It is the policy of the Fund that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Fund believes that the firms and/or persons purchasing and selling securities for the Fund and analyzing the performance of the Fund’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Fund and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Fund, on the other. Accordingly, the Fund’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Fund.

2.	The Fund delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Fund’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Fund with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Fund’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Director’s Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Fund with proxy voting authority and how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Fund’s website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the Fund’s Chief Compliance Officer or Board of Directors, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Fund’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Pacific Investment Management Company LLC (“PIMCO”)

Description of Proxy Voting Policy and Procedures

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of March 31, 2014, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Strategic Income Fund, Inc. (“RCS” or the “Fund”):

Daniel J. Ivascyn

Mr. Ivascyn has been the portfolio manager since October 2002. Mr. Ivascyn is a Deputy CIO, managing director, the head of the mortgage credit portfolio management team and a lead portfolio manager for the credit hedge fund and mortgage and opportunistic strategies of Pacific Investment Management Company LLC (``PIMCO’’) in the Newport Beach office. Mr. Ivascyn is a member of PIMCO’s Executive Committee and has also periodically served as a member of the Investment Committee. Prior to joining PIMCO in 1998, he was in the asset-backed securities group at Bear Stearns, as well as T. Rowe Price and Fidelity Investments. He has 22 years of investment experience and holds an MBA in analytic finance from the University of Chicago Graduate School of Business. He received his undergraduate degree from Occidental College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund managed by the Portfolio Manager as of January 31, 2014, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Daniel J. Ivascyn	RCS	8	34,897.69	9	6,065.77*	97	9,432.61**

*Of these Other Pooled Investment Vehicles, 2 accounts totaling $1,516.34 million in assets pay an advisory fee that is based in part on the performance of the accounts.

**Of these Other Accounts, 3 accounts totaling $3,072 million in assets pays an advisory fee that is based in part on the performance of the account.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a)	(3)

As of January 31, 2014, the following explains the compensation structure of the individual who has primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•	Base Salary — Base salary is determined based on core job responsibilities, positions/levels, and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•	Performance Bonus — Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

•	Equity or Long Term Incentive Compensation — Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon PIMCO’s performance over a three-year period. The aggregate amount available for distribution to participants is based upon PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2014.

PIMCO Strategic Income Fund, Inc.
Portfolio Manager	Dollar Range of Equity Securities in the Fund
Daniel J. Ivascyn	$100,001 — $500,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)	The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)	(1) Exhibit 99.CODE ETH — Code of Ethics

(a)	(2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)	(3) Not applicable

(b)	Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Strategic Income Fund, Inc.

By	/s/ Julian Sluyters

Julian Sluyters, President and Chief Executive Officer
Date: March 31, 2014

By	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer
Date: March 31, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Julian Sluyters

Julian Sluyters, President and Chief Executive Officer
Date: March 31, 2014

By	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer
Date: March 31, 2014